Item 77c Series 1


A Special Meeting of Shareholders (Special Meeting) of the Fund, a series of Munder Framlington Funds Trust (MFFT), was held on April 28, 2003. The purpose of the Special
Meeting was to ask shareholders to consider the following proposals, which were more fully described in the Proxy Statement dated February 21, 2003.


Proposal 1


The purpose of this proposal was to elect the Munder Funds Board of Directors/Trustees. The shareholders the Fund together with the other shareholders of MFFT approved the proposal, as did the shareholders of The Munder Funds, Inc. (MFI), The Munder Funds Trust (MFT) and
St. Clair Funds, Inc. (St. Clair)
The names of the Directors/Trustees and
the results of the election for MFFT are as set forth below.

Nominees: No. of Shares

David J. Brophy
Affirmative 14,806,954.364
Withhold 231,323.019
TOTAL 15,038,277.383

Joseph E. Champagne
Affirmative 14,805,566.487
Withhold 232,710.896
TOTAL 15,038,277.383

Thomas D. Eckert
Affirmative 14,808,518.392
Withhold 229,758.991
TOTAL 15,038,277.383

Charles W. Elliott
Affirmative 14,804,709.045
Withhold 233,568.338
TOTAL 15,038,277.383

John Engler
Affirmative 14,777,527.236
Withhold 260,750.147
TOTAL 15,038,277.383

Michael T. Monahan
Affirmative 14,807,993.874
Withhold 230,283.509
TOTAL 15,038,277.383

Arthur T. Porter
Affirmative 14,807,638.630
Withhold 230,638.753
TOTAL 15,038,277.383

John Rakolta, Jr.
Affirmative 14,804,882.994
Withhold 233,394.389
TOTAL 15,038,277.383



Proposal 2

The purpose of this proposal was to seek approval of an Agreement and Plan of Reorganization and Redomiciliation (Reorganization Agreement), pursuant to which the Fund would be reorganized as a separate series of Munder Series Trust (MST). The shareholders of the Fund approved the proposal and the results of the votes are as set forth below.

                                                            No. of Shares
For ********************************************************2,685,072.473
Against *****************************************************0.000
Abstain *****************************************************2,423.722
Broker Non-votes ********************************************74,002.000
TOTAL *****************************************************2,761,498.195




Proposal 3

The purpose of this proposal was to ask shareholders to amend or eliminate certain fundamental investment restrictions of the Fund. None of the proposals was intended to materially alter the investment risk associated with the Fund or change the way in which either was managed. The shareholders of the Fund approved each part of the proposal and the results of the votes are as set forth below.


Proposal 3.A  Diversification

                                                            No. of Shares
For ********************************************************2,684,637.329
Against *****************************************************435.143
Abstain *****************************************************2,423.723
Broker Non-votes ********************************************74,002.000
TOTAL *****************************************************2,761,498.195
Proposal 3.B  Borrowing
                                                            No. of Shares
For ********************************************************2,684,186.802
Against *****************************************************885.670
Abstain *****************************************************2,423.723
Broker Non-votes ********************************************74,002.000
TOTAL *****************************************************2,761,498.195
Proposal 3.C  Senior Securities
                                                            No. of Shares
For ********************************************************2,684,622.945
Against *****************************************************449.527
Abstain *****************************************************2,423.723
Broker Non-votes ********************************************74,002.000
TOTAL *****************************************************2,761,498.195
Proposal 3.D  Underwriting Securities
                                                            No. of Shares
For ********************************************************2,684,622.945
Against *****************************************************449.527
Abstain *****************************************************2,423.723
Broker Non-votes ********************************************74,002.000
TOTAL *****************************************************2,761,498.195
Proposal 3.E  Real Estate
                                                            No. of Shares
For ********************************************************2,684,186.802
Against *****************************************************885.670
Abstain *****************************************************2,423.723
Broker Non-votes ********************************************74,002.000
TOTAL *****************************************************2,761,498.195
Proposal 3.F  Making Loans
                                                            No. of Shares
For ********************************************************2,684,378.490
Against *****************************************************449.527
Abstain *****************************************************2,668.178
Broker Non-votes ********************************************74,002.000
TOTAL *****************************************************2,761,498.195
Proposal 3.G  Concentration of Investments
                                                            No. of Shares
For ********************************************************2,685,072.473
Against *****************************************************0.000
Abstain *****************************************************2,423.722
Broker Non-votes ********************************************74,002.000
TOTAL *****************************************************2,761,498.195
Proposal 3.H  Commodities
                                                            No. of Shares
For ********************************************************2,684,622.945
Against *****************************************************449.527
Abstain *****************************************************2,423.723
Broker Non-votes ********************************************74,002.000
TOTAL *****************************************************2,761,498.195
Proposal 3.I  Pledging, Mortgaging and Hypothecating Fund Assets
                                                            No. of Shares
For ********************************************************2,685,072.743
Against *****************************************************0.000
Abstain *****************************************************2,423.722
Broker Non-votes ********************************************74,002.000
TOTAL *****************************************************2,761,498.195
Proposal 3.K  Investments for Control
                                                            No. of Shares
For ********************************************************2,684,622.945
Against *****************************************************0.000
Abstain *****************************************************2,873.250
Broker Non-votes ********************************************74,002.000
TOTAL *****************************************************2,761,498.195
Proposal 3.O  Margin Activities and Short Selling
                                                            No. of Shares
For ********************************************************2,684,622.945
Against *****************************************************449.527
Abstain *****************************************************2,423.723
Broker Non-votes ********************************************74,002.000
TOTAL *****************************************************2,761,498.195
Proposal 3.P  Reverse Repurchase Agreements
                                                            No. of Shares
For ********************************************************2,683,942.347
Against *****************************************************885.670
Abstain *****************************************************2,668.178
Broker Non-votes ********************************************74,002.000
TOTAL *****************************************************2,761,498.195

Item 77c Series 2


A Special Meeting of Shareholders (Special Meeting) of the Fund, a series of MFFT, was held on April 28, 2003. The purpose of the Special Meeting was to ask shareholders to consider the following proposals, which were more fully described in the Proxy Statement dated February 21, 2003.

Proposal 1

The purpose of this proposal was to elect the Munder Funds Board of Directors/Trustees. The shareholders the Fund together with the other shareholders of MFFT approved the proposal, as did the shareholders of MFI, MFT and St. Clair Funds, Inc. The names of the Directors/Trustees and the results of the election for MFFT are as set forth below.

Nominees: No. of Shares
David J. Brophy
Affirmative 14,806,954.364
Withhold 231,323.019
TOTAL 15,038,277.383

Joseph E. Champagne
Affirmative 14,805,566.487
Withhold 232,710.896
TOTAL 15,038,277.383

Thomas D. Eckert
Affirmative 14,808,518.392
Withhold 229,758.991
TOTAL 15,038,277.383

Charles W. Elliott
Affirmative 14,804,709.045
Withhold 233,568.338
TOTAL 15,038,277.383

John Engler
Affirmative 14,777,527.236
Withhold 260,750.147
TOTAL 15,038,277.383

Michael T. Monahan
Affirmative 14,807,993.874
Withhold 230,283.509
TOTAL 15,038,277.383




Arthur T. Porter
Affirmative 14,807,638.630
Withhold 230,638.753
TOTAL 15,038,277.383



John Rakolta, Jr.
Affirmative 14,804,882.994
Withhold 233,394.389
TOTAL 15,038,277.383


Proposal 2

The purpose of this proposal was to seek approval of an Agreement and Plan of Reorganization and Redomiciliation (Reorganization Agreement), pursuant to which the Fund would be reorganized as a separate series of MST.

The shareholders of the Fund approved the proposal and the results of the votes are as set forth below.

                                                          No. of Shares
For ******************************************************2,011,222.097
Against ***************************************************4,303.924
Abstain ***************************************************2,357.491
Broker Non-votes ******************************************128,069.000
TOTAL ***************************************************2,145,952.512



Proposal 3

The purpose of this proposal was to ask shareholders to amend or eliminate certain fundamental investment restrictions of the Fund. None of the proposals was intended to materially alter the investment risk associated with the Fund or change the way in which either was managed. The shareholders of the Fund approved each part of the proposal and the results are as set forth below.


Proposal 3.A  Diversification
                                                          No. of Shares
For ******************************************************2,011,243.024
Against ***************************************************4,303.924
Abstain ***************************************************2,336.564
Broker Non-votes ******************************************128,069.000
TOTAL ***************************************************2,145,952.512
Proposal 3.B  Borrowing
                                                          No. of Shares
For ******************************************************2,009,082.463
Against ***************************************************4,596.610
Abstain ***************************************************4,204.439
Broker Non-votes ******************************************128,069.000
TOTAL ***************************************************2,145,952.512
Proposal 3.C  Senior Securities
                                                          No. of Shares
For ******************************************************2,009,639.698
Against ***************************************************4,596.610
Abstain ***************************************************3,647.204
Broker Non-votes ******************************************128,069.000
TOTAL ***************************************************2,145,952.512
Proposal 3.D  Underwriting Securities
                                                          No. of Shares
For ******************************************************2,010,113.796
Against ***************************************************4,122.512
Abstain ***************************************************3,647.204
Broker Non-votes ******************************************128,069.000
TOTAL ***************************************************2,145,952.512
Proposal 3.E  Real Estate
                                                          No. of Shares
For ******************************************************2,009,932.384
Against ***************************************************4,303.924
Abstain ***************************************************3,647.204
Broker Non-votes ******************************************128,069.000
TOTAL ***************************************************2,145,952.512
Proposal 3.F  Making Loans
                                                          No. of Shares
For ******************************************************2,010,950.338
Against ***************************************************4,415.199
Abstain ***************************************************2,517.975
Broker Non-votes ******************************************128,069.000
TOTAL ***************************************************2,145,952.512
Proposal 3.G  Concentration of Investments
                                                          No. of Shares
For ******************************************************2,011,243.024
Against ***************************************************4,122.512
Abstain ***************************************************2,517.976
Broker Non-votes ******************************************128,069.000
TOTAL ***************************************************2,145,952.512
Proposal 3.H  Commodities
                                                          No. of Shares
For ******************************************************2,009,639.698
Against ***************************************************4,596.610
Abstain ***************************************************3,647.204
Broker Non-votes ******************************************128,069.000
TOTAL ***************************************************2,145,952.512
Proposal 3.I  Pledging, Mortgaging and Hypothecating Fund Assets
                                                          No. of Shares
For ******************************************************2,010,948.366
Against ***************************************************4,598.582
Abstain ***************************************************2,336.564
Broker Non-votes ******************************************128,069.000
TOTAL ***************************************************2,145,952.512
Proposal 3.K Investments for Control
                                                          No. of Shares
For ******************************************************2,011,422.464
Against ***************************************************4,122.512
Abstain ***************************************************2,338.536
Broker Non-votes ******************************************128,069.000
TOTAL ***************************************************2,145,952.512
Proposal 3.O  Margin Activities and Short Selling
                                                         No. of Shares
For ******************************************************2,010,950.338
Against ***************************************************4,415.199
Abstain ***************************************************2,517.975
Broker Non-votes ******************************************128,069.000
TOTAL ***************************************************2,145,952.512
Proposal 3.P  Reverse Repurchase Agreements
                                                          No. of Shares
For ******************************************************2,008,794.598
Against ***************************************************5,439.739
Abstain ***************************************************3,649.175
Broker Non-votes ******************************************128,069.000
TOTAL ***************************************************2,145,952.512




Item 77c Series 3


A Special Meeting of Shareholders (Special Meeting) of the Fund, a series of MFFT, was held on April 28, 2003. The Special Meeting was adjourned to another date in order to permit shareholders further time to respond to the solicitation of proxies. The Special Meeting reconvened on May 28, 2003, was further adjourned, and reconvened again on June 12, 2003. The purpose of the Special Meeting was to ask shareholders to consider the following proposals, which were more fully described in the Proxy Statement dated February 21, 2003.

Proposal 1

The purpose of this proposal was to elect the Munder Funds Board of Directors/Trustees. The shareholders of the Fund together with the other shareholders of MFFT approved the proposal, as did the shareholders of MFI, MFT and St. Clair Funds, Inc. The names of the Directors/Trustees and the results of the election for MFFT are as set forth below.

Nominees: No. of Shares
David J. Brophy
Affirmative 14,806,954.364
Withhold 231,323.019
TOTAL 15,038,277.383

Joseph E. Champagne
Affirmative 14,805,566.487
Withhold 232,710.896
TOTAL 15,038,277.383

Thomas D. Eckert
Affirmative 14,808,518.392
Withhold 229,758.991
TOTAL 15,038,277.383

Charles W. Elliott
Affirmative 14,804,709.045
Withhold 233,568.338
TOTAL 15,038,277.383

John Engler
Affirmative 14,777,527.236
Withhold 260,750.147
TOTAL 15,038,277.383

Michael T. Monahan
Affirmative 14,807,993.874
Withhold 230,283.509
TOTAL 15,038,277.383

Arthur T. Porter
Affirmative 14,807,638.630
Withhold 230,638.753
TOTAL 15,038,277.383

John Rakolta, Jr.
Affirmative 14,804,882.994
Withhold 233,394.389
TOTAL 15,038,277.383



Proposal 2

The purpose of this proposal was to seek approval of an Agreement and Plan of Reorganization and Redomiciliation (Reorganization Agreement), pursuant to which the Fund would be reorganized with and into a corresponding series of MST.

The proposal did not receive a sufficient number of total votes by shareholders of the Fund to pass. The results of the votes are as set forth below.


                                                           No. of Shares
For *******************************************************4,870,102.541
Against ****************************************************281,813.399
Abstain ****************************************************222,689.865
Broker Non-votes *******************************************5,089,992.000
TOTAL ****************************************************10,464,597.805

Proposal 3


The purpose of this proposal was to ask shareholders to amend or eliminate certain fundamental investment restrictions of the Fund. None of the proposals as intended to materially alter the investment risk associated with the Fund or change the way in which it was managed.
No part of the proposal received a sufficient number of total votes by shareholders of the Fund to pass. The results of the votes are as set forth below.

Proposal 3.A  Diversification
                                                           No. of Shares
For *******************************************************4,831,086.310
Against ****************************************************292,962.284
Abstain ****************************************************250,557.211
Broker Non-votes *******************************************5,089,992.000
TOTAL ****************************************************10,464,597.805
Proposal 3.B  Borrowing
                                                           No. of Shares
For *******************************************************4,759,009.965
Against ****************************************************354,968.021
Abstain ****************************************************260,627.819
Broker Non-votes *******************************************5,089,992.000
TOTAL ****************************************************10,464,597.805
Proposal 3.C  Senior Securities
                                                           No. of Shares
For *******************************************************4,772,684.391
Against ****************************************************338,022.057
Abstain ****************************************************263,899.357
Broker Non-votes *******************************************5,089,992.000
TOTAL ****************************************************10,464,597.805
Proposal 3.D  Underwriting Securities
                                                           No. of Shares
For *******************************************************4,790,517.869
Against ****************************************************330,549.070
Abstain ****************************************************253,538.866
Broker Non-votes *******************************************5,089,992.000
TOTAL ****************************************************10,464,597.805
Proposal 3.E  Real Estate
                                                           No. of Shares
For *******************************************************4,799,251.931
Against ****************************************************328,019.072
Abstain ****************************************************247,334.802
Broker Non-votes *******************************************5,089,992.000
TOTAL ****************************************************10,464,597.805
Proposal 3.F  Making Loans
                                                           No. of Shares
For *******************************************************4,732,079.781
Against ****************************************************376,853.179
Abstain ****************************************************265,672.845
Broker Non-votes *******************************************5,089,992.000
TOTAL ****************************************************10,464,597.805
Proposal 3.G  Concentration of Investments
                                                            No. of Shares
For *******************************************************4,812,600.763
Against ****************************************************307,193.275
Abstain ****************************************************254,811.767
Broker Non-votes *******************************************5,089,992.000
TOTAL ****************************************************10,464,597.805
Proposal 3.H  Commodities
                                                           No. of Shares
For *******************************************************4,759,741.045
Against ****************************************************354,834.104
Abstain ****************************************************260,030.656
Broker Non-votes *******************************************5,089,992.000
TOTAL ****************************************************10,464,597.805
Proposal 3.I  Pledging, Mortgaging and Hypothecating Fund Assets
                                                           No. of Shares
For *******************************************************4,748,054.817
Against ****************************************************359,260.324
Abstain ****************************************************267,290.664
Broker Non-votes *******************************************5,089,992.000
TOTAL ****************************************************10,464,597.805
Proposal 3.K  Investments for Control
                                                           No. of Shares
For *******************************************************4,782,180.171
Against ****************************************************322,656.744
Abstain ****************************************************269,768.890
Broker Non-votes *******************************************5,089,992.000
TOTAL ****************************************************10,464,597.805
Proposal 3.O  Margin Activities and Short Selling
                                                           No. of Shares
For *******************************************************4,755,290.592
Against ****************************************************365,792.347
Abstain ****************************************************253,522.866
Broker Non-votes *******************************************5,089,992.000
TOTAL ****************************************************10,464,597.805
Proposal 3.P  Reverse Repurchase Agreements
                                                           No. of Shares
For *******************************************************4,756,394.177
Against ****************************************************359,698.612
Abstain ****************************************************258,513.016
Broker Non-votes *******************************************5,089,992.000
TOTAL ****************************************************10,464,597.805